SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the
                                    Commission Only (as permitted
                                    by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

             PROVIDENCE AND WORCESTER RAILROAD COMPANY
         (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party

4) Date Filed:

                PROVIDENCE AND WORCESTER RAILROAD COMPANY

                           75 Hammond Street

                     Worcester, Massachusetts 01610

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             April 29, 1998


       PLEASE TAKE NOTICE that the 1998 annual meeting of the shareholders of Providence and Worcester Railroad Company (the "Company") will be held at the Crowne Plaza, 10 Lincoln Square, Worcester, Massachusetts, on Wednesday, April 29, 1998 at 10:00 o'clock A.M., local time, for the following purposes:

 	(1) To elect 4 directors (by the holders of Common Stock only) and 6 directors (by the holders of Preferred Stock only) to serve for terms of one year and until their successors are elected and qualified;

	(2) To approve the appointment of Deloitte & Touche LLP as independent auditors of the accounts of the Company for 1998 (by the holders of Common Stock and Preferred Stock, voting as separate classes); and

	(3)  To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof (by the holders of Common
Stock and Preferred Stock, voting as separate classes).

       Holders of record of the Common Stock or Preferred Stock on the books of the Company as of the close of business on March 16, 1998 will be entitled to vote.

                               		By Order of the Board of Directors

                               		HEIDI J. EDDINS
	                               	Vice President, Secretary and General Counsel
                               		PROVIDENCE AND WORCESTER RAILROAD COMPANY


Worcester, Massachusetts
March 24, 1998

       If you are the holder of record of only one class of the Company's capital stock, only one proxy card is enclosed. If you are the holder of record of both Common Stock and Preferred Stock, two proxy cards are enclosed. Kindly fill in, date and sign the enclosed proxy card(s) and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy or proxies will not be used without your consent.

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                PROXY STATEMENT

                        Annual Meeting of Shareholders

                                 April 29, 1998


                     SOLICITATION AND REVOCATION OF PROXIES

      The accompanying proxy or proxies are solicited by the Board of Directors of Providence and Worcester Railroad Company (herein called the "Company"), in connection with the annual meeting of the shareholders to be held April 29, 1998; the Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.

       This proxy statement and the accompanying proxy or proxies are expected to be first sent to shareholders on March 24, 1998.

                              VOTING AT MEETING

       Only shareholders of record at the close of business on March 16, 1998 will be entitled to vote at the meeting. Under the Company's charter, the holders of the Company's Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of one-third (1/3) of the Board of Directors of the Company proposed to be elected at the meeting. The holders of the Company's Preferred Stock, voting separately as a class, are entitled to one vote for each share held in the election of the balance of the Board of Directors proposed to be elected at the meeting. The holders of the Company's Common Stock and the holders of the Company's Preferred Stock are entitled to one vote per share, voting as separate classes and not together, upon all other matters presented to the shareholders for their approval.

      Common Stock directors will be elected in each case by vote of the holders of a majority of the Common Stock present or represented at the meeting, and the Preferred Stock directors will be similarly elected by the holders of a majority of the Preferred Stock.

       Shares represented by proxies which are marked "withhold authority" with respect to the election of any particular nominee for director, "abstain" with respect to any other matter, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and, accordingly, any such marking of a proxy will have the same effect as a vote against the proposal to which it relates.

       Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such "broker non-votes" will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not presently anticipated that any matter which might be the subject of a "broker non-vote" will come before the annual meeting.

       On the record date, there were 2,222,830 shares of the Company's Common Stock and 653 shares of the Company's Preferred Stock outstanding and entitled to vote at the meeting.


                           ELECTION OF DIRECTORS

       At the annual meeting, 4 Common Stock directors and 6 Preferred Stock directors are to be elected, and each will hold office until the next annual meeting and until his successor is elected and qualified. The proxies named in the accompanying proxy or proxies, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:

                            		Principal Occupation	                   Director
Name and Age	                 During Past Five Years                   	Since

                            		Common Stock Director Nominees:

Robert H. Eder (65)	          Chairman of the Company                   	1965
Frank W. Barrett (58)	        Executive Vice President, Springfield     	1995
		                            Institution for Savings (prior to
		                            December 1993, Senior Vice President,
		                            First NH Bank)
William J. LeDoux (66)	       Attorney                                  	1990
Charles M. McCollam, Jr. (65)	President, Bertha M. McCollam, Inc.       	1996
		                            (insurance) and President, McCollam
		                            Associates (consultant)


                            		Preferred Stock Director Nominees:

Orville R. Harrold (65)      	President of the Company	                  1978
Phillip D. Brown (54)	        President and CEO, Unibank for Savings	    1995
		                           (prior to July 1993, President, Citizens
		                            Bank of Massachusetts)
John H. Cronin (64)	          Retired; until September 1995, President, 	1986
		                            Ideal Products, Inc. (restaurant supplies)
Robert J. Easton (54)	        Treasurer of the Company	                  1989
J. Joseph Garrahy (67)	       President, J. Joseph Garrahy & Associates	 1992
  		                          Inc.  (business consultants)
John J. Healy (61)	           President of Worcester Affiliated Mfg.     1991
                              L.L.C. (Mfg. Consultant) and President
                              of Manufacturing Assistance Center
                              (prior to  January 1997,  President and
                              Chief  Executive  Officer, HMA Behavioral
                              Health, Inc.)

    Dates of directorships include directorships of the Company's predecessors.

    Mr. Eder is also a director of Capital Properties, Inc. (a real estate holding company).

    Mr. Barrett is also a director of  Dairy Mart Convenience Store, Inc.

   	Mr. Garrahy is also a director of Grove Real Estate Investment Trust.

    Except as noted in the above table, all of the present directors and nominees have been engaged in their present principal occupations in the same or similar capacities during the past five years.

    The Board of Directors has a Stock Option & Compensation Committee currently comprised of William J. LeDoux, Chairman, John J. Healy, and Frank W.
    Barrett.   The Stock Option & Compensation Committee is responsible for establishing the amount of option shares to be granted to the Company's employees under the Stock Option Plan and for making recommendations to the full Board concerning executive officer compensation.

    The Board of Directors has an Audit Committee currently comprised of John H.
    Cronin, Chairman,  J. Joseph Garrahy, and  Phillip D. Brown.  The Audit
    Committee is primarily responsible for overseeing the Company's internal accounting procedures and its relationship with its independent auditors.

   	The Board of Directors does not have a nominating committee.

	   The Board of Directors held four meetings, the Audit Committee held three meetings and the Stock Option & Compensation Committee held one meeting during the fiscal year ended December 31, 1997.

    During the fiscal year ended December 31, 1997, each director who was not an employee of the Company received a base fee of $500 for each attended meeting of the Board of Directors plus $50 per attended meeting for each year of service as a director, and each member of the Audit Committee and the Stock Option & Compensation Committee received $300 for each attended meeting of the committee (other than the Chairman, who received $350).

    During the month of January of each year, directors of the Company who were serving as such on the preceding December 31 and are not full time employees of the Company are granted options for the purchase of 100 shares of the Common Stock of the Company, plus options for an additional ten shares for each full year of service to the Company. The exercise price is the last sale price of the Common Stock on the last business day of the preceding year, and the term of each option is ten years (subject to earlier termination if the grantee ceases to serve as a director), provided, however, that no option is exercisable within six months following the date of grant.




                              EXECUTIVE COMPENSATION


      The following table summarizes the compensation paid or accrued by the Company during the three year period ended December 31, 1997, to its Chief
Executive Officer and each of its four most highly compensated executive officers who earned more than $100,000 in salary and bonus in 1997, for services rendered in all capacities to the Company during 1997.


                            SUMMARY COMPENSATION TABLE

                               Annual Compensation

                                                        Long-Term
                                                        Compensation
Name and                 Year  Salary(a)  Other Annual  Securities   All Other
Principal Position                        Compensation  Underlying Compensation
                                                        Options        (b)
                                                        to Purchase
                                                        Common Stock
Robert H. Eder	          1997  $288,530        0              0        $47,453
	Chairman of the Board   1996   289,216        0              0         47,617
	and	Chief Executive     1995   272,513        0              0         48,117
 Officer

Orville R. Harrold	      1997   234,588        0            913         42,526
	President and Chief     1996   231,787        0            932         40,508
		Operating Officer      1995   222,421        0            888         40,510

Ronald P. Chrzanowski	   1997   133,241    $28,193(d)       451         12,000
	Chief Engineer until    1996   129,059        0            451          9,066
	12/31/97                1995   123,003        0            448          7,396
	(Vice President and
 Director	until
 11/13/97)(c)

Heidi J. Eddins	         1997   138,920        0            311         10,702
	Vice President,         1996   133,997        0            313          9,381
		Secretary and General  1995   127,444        0            301          7,713
  Counsel

Robert J. Easton	        1997   123,232        0            210          9,353
	Treasurer               1996   120,191        0            210          8,430
                         1995   113,706        0            203          6,880

(a)	Includes amounts taxable to employees for personal use of Company-owned vehicles.

(b)	Includes amounts paid directly to the retirement accounts of management staff under the Company's simplified employee pension plan, and, in the case of Robert H. Eder and Orville R. Harrold, includes for 1997 premiums paid for life insurance coverage in the amounts of $35,453 and $30,526, respectively.

(c)	Mr. Chrzanowski left the Company to join its former parent company, Capital
    Properties, Inc. as President and a Director.

(d)	Includes value of a vehicle transferred to Mr. Chrzanowski ($18,193) and
    $10,000 paid to him to cover additional income taxes attributable to the transfer of the vehicle.

                        OPTION GRANTS IN LAST FISCAL YEAR

	The following table contains information concerning the grant of stock options under the Company's Non-Qualified Stock Option Plan to the Named Executive
 Officers during the Company's last fiscal year.





 Name               Number of
                    Securities  % of Total                             Grant
                    Underlying  Options Granted                        Date
                    Options     to Employees     Excercise  Expiration Present
                    Granted(a)  In Fiscal 1997   Price        Date     Value(b)
Orville R. Harrold	    913           13%          $7.875     01/02/07   $2,702
Ronald P.
   Chrzanowski        	451            6            7.875     01/02/07    1,335
Heidi J. Eddins	       311            4            7.875     01/02/07      921
Robert J. Easton	      210            3            7.875     01/02/07      622


(a)	The options were all granted on January 2, 1997 and became exercisable on
July 2, 1997.

(b)	Amounts represent the fair value of each option granted and were estimated as of the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions: expected volatility of 29%;
expected life of 7 years; risk-free interest rate of 5.75%; and expected dividend payment rate, as a percentage of the share price on the date of grant, of 1.26%.




               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION VALUES

	The following table contains information with respect to stock options held by the Named Executive Officers as of December 31, 1997.



                Number of Unexercised
                    Options at
                 December 31, 1997
                      Value of    In-the-Money at  December 31, 1997(b)
                    Unexercised     Acquired on    Exercise    Value Realized(a)
                       Shares                    Exercisable     Exercisable
                     Acquired on                /Unexercisable  /Unexercisable
Name              December 31, 1998
Orville R. Harrold	     1,214         $5,494       1,567/0         $14,808/0

Ronald P. Chrzanowski		   451          2,594         417/0           4,118/0

Heidi J. Eddins	          632          3,770         784/0           8,147/0

Robert J. Easton	         210          1,469         830/0           8,876/0


(a)	Based on the last sale price of the Common Stock on the date of exercise minus the exercise price.

(b)	Based on the difference between the exercise price of each grant and the closing price of the Company's Common Stock on the AMEX on December 31, 1997, which was $18-3/8.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The table set forth below reflects the only persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the best of the Company's knowledge, were on March 16, 1998, the beneficial owners of more than five percent of the Company's outstanding Common Stock, $.50 par value, or Preferred Stock, $50 par value. Each share of the Company's outstanding Preferred Stock is convertible at any time, at the option of the holder, into one hundred shares of Common Stock of the Company. The footnote to the table below sets forth the percentages of the outstanding Common Stock which would be held by the indicated owners if such owners' Preferred Stock were converted in whole into Common Stock.


	Percent
Name and Address			    	Number of Shares Owned	of Class (1)

Robert H. and Linda Eder			     	996,492 (Common)                  	44.8%
2441 S.E. Bahia Way		 		            	500 (Preferred)               	76.7%
Stuart, Florida 34996

Massachusetts Capital
Resource Company (MCRC)	         200,000 (Common)	                  	8.3% (2)
420 Boylston Street
Boston, Massachusetts  02116

      (1) Assuming no conversion of Preferred Stock. If their Preferred Stock were converted in whole to Common Stock, Mr. and Mrs. Eder would own 46.0% of the outstanding Common Stock.

(2)	Represents 200,000 shares issuable upon exercise of Common Stock Purchase
Warrant.

      Of the shares owned by Mr. and Mrs. Eder, 921,912 shares of Common Stock and 500 shares of Preferred Stock were held directly by Mr. Eder, and 74,580 shares of Common Stock were held directly by Mrs. Eder. By reason of their ownership, Mr. and Mrs. Eder may be deemed to be "control persons" with respect to the Company.

The following table reflects as of March 16, 1998, the beneficial ownership of the Common Stock of the Company by directors, nominees for directors and officers of the Company.

Name                              Number                      Percentage

Robert H. Eder(a)	              1,046,492                       46.0%
Orville R. Harrold(b)	             22,710                         *
Robert J. Easton(c)	                2,111                         *
Heidi J. Eddins(d)	                 3,927                         *
Frank W. Barrett(e)	                  610                         *
Phillip D. Brown(f)	                  210                         *
John H. Cronin	                     1,430                         *
J. Joseph Garrahy	                  1,000                         *
John J. Healy(g)	                     840                         *
William J. LeDoux(h)	               1,480                         *
Charles M. McCollam, Jr. 	            500                         *

All executive officers and
directors as a group
	(11 people)(i)	                1,081,310                       47.5%

	*	Less than one percent

(a)	Mr. Eder's business address is 75 Hammond Street, Worcester, Massachusetts
01610. Includes 74,580 shares of Common Stock owned by Mr. Eder's wife and assumes the conversion of the 500 shares of Preferred Stock owned by Mr. Eder.

(b)	Includes (i) 1,700 shares of Common Stock held by Mr. Harrold's wife, (ii)
2,600 shares of Common Stock held by a custodian in an individual retirement account for the benefit of Mr. Harrold and (iii) 1,467 shares of Common
Stock under stock options exercisable within 60 days. (c)	Includes 118 shares
of Common Stock held by Mr. Easton's wife in her name and 830 shares of
Common Stock issuable under stock options exercisable within 60 days.
(d)	Includes 900 shares of Common Stock held by Ms. Eddins' minor children under the Uniform Gift to Minors Act and 784 shares of Common Stock issuable under stock options exercisable within 60 days.
(e)	Includes 110 shares of Common Stock issuable under stock options exercisable within 60 days.
(f)	Includes 110 shares of Common Stock issuable under stock options exercisable within 60 days.
(g)	Includes 540 shares of Common Stock issuable under stock options exercisable within 60 days.
(h)	Includes 880 shares of Common Stock issuable under stock options exercisable within 60 days.
(i)	Includes 50,000 shares of Common Stock issuable upon conversion of Preferred
Stock and 4,721
shares of Common Stock issuable under stock options exercisable within 60 days.


COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Form 5 filings were required, the Company believes that during 1997 its officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                          CERTAIN TRANSACTIONS

       On January 1, 1988, in accordance with a plan of distribution, shares of the Company were distributed to the stockholders of Capital Properties, Inc. ("Capital Properties") on a pro rata basis. Mr. Eder and his wife own 52.3%
of the outstanding common stock of Capital Properties. As part of the plan, the Company issued to Capital Properties a promissory note in the amount of $9,377,000 payable over a period of twenty years with interest at 12% per year, prepayable at any time without penalty. The Capital Properties note is secured by a first mortgage on the Company's operating right-of-way in Worcester County, Massachusetts. During 1995, the Company and Capital Properties negotiated an agreement reducing the interest rate to 10% and providing for the Company's prepayment of $1,800,000 on its note. Payments by the Company together with the interest rate adjustment result in a current monthly payment of principal and interest over the remaining twelve-year term of the note in the amount of $53,000. Fifty percent (50%) of any additional prepayments will reduce the required monthly payments. Prior to negotiating the agreement, the Company made additional voluntary prepayments totaling $300,000, $55,000 and $200,000 during 1994, 1995 and 1996, respectively.
The Company has filed a registration statement covering the offer and sale of 1,000,000 shares of its Common Stock (the "Offering"). The Offering
commenced as of March 19, 1998.   The Company intends to repay the balance
of the Capital Properties note (approximately $3.9 million) with the proceeds of the Offering.

       In 1995, the Company also entered into an agreement with Capital Properties releasing a portion of the collateral securing the note in exchange for the right to have the Company convey the Wilkesbarre Pier in East Providence, Rhode Island for the sum of one dollar to the purchaser of Capital Properties' petroleum terminal facilities in East Providence, Rhode Island. Effective January 1, 1998, a wholly-owned subsidiary of Capital Properties which acquired the petroleum terminal facilities, exercised the
purchase right and acquired the Wilkesbarre Pier.   The Company retained the
right to use the pier for certain purposes.

                         INDEPENDENT PUBLIC ACCOUNTANTS

       The Audit Committee of the Board of Directors has recommended that Deloitte & Touche LLP, who acted as independent auditors of the accounts of the Company for 1997, be appointed as independent auditors of the accounts of the Company for the year 1998. The shareholders will be asked to approve the appointment. The Company has recently been advised by Deloitte & Touche LLP that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past four years with the Company in the capacity of promoter, underwriter , voting trustee, director, officer or employee.

       It is expected that a representative of Deloitte & Touche LLP will be present at the annual meeting with the opportunity to make a statement if he so desires, and that such representative will be available to respond to appropriate questions.



                             FINANCIAL STATEMENTS

       A copy of the annual report of the Company for the year ended December 31, 1997 is enclosed. Such report is not part of this proxy statement.


                       PROPOSALS FOR 1999 ANNUAL MEETING

       The 1999 annual meeting of the shareholders of the Company is scheduled to be held April 28, 1999. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 25, 1998.


                                  OTHER MATTERS

       No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.


                         			By Order of the Board of Directors

                              		     	HEIDI J. EDDINS
                   		Vice President, Secretary and General Counsel PROVIDENCE AND WORCESTER RAILROAD COMPANY


Dated:  March 24, 1998

  PROXY                   PROVIDENCE AND WORCESTER RAILROAD COMPANY
 (PREFERRED STOCK)      Annual Meeting of Shareholders - April 29, 1998

      The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder, Orville R. Harrold and Robert J. Easton or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Preferred Stock of the undersigned in Providence and Worcester Railroad Company at the annual meeting of shareholders to be held on April 29, 1998 in Worcester, Massachusetts, and at any adjournments thereof, as follows:

   1.  ELECTION  OF  DIRECTORS:    FOR  all  nominees listed below (except
                       WITHHOLD AUTHORITY to vote for all
                         as marked to the contrary below)
  nominees listed below
P. Brown, J. Cronin, R. Easton, J. Garrahy, O. Harrold, J. Healy.

   (INSTRUCTION:    To  withhold  authority  to  vote  for  any individual
nominee, write that nominee's name in the space provided  below.)

______________________________________________________________________________
   2. PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE LLP as independent auditors of the Company
       		    for 1998:  __ FOR    __ AGAINST    __ ABSTAIN

   3. In their discretion, upon such other matters as may properly come before the meeting.

      This  proxy  when  properly  executed  will  be  voted in the manner
      directed herein by the  undersigned  stockholder.    If no direction
      is  made, this proxy will be voted for Proposals 1 and 2.

                              PLEASE DATE, SIGN AND RETURN THIS PROXY

 (Sign exactly as your name appears hereon. 	       Dated:               .1998
 When signing as attorney, executor, administrator,
 trustee, guardian or in a corporate capacity,      Signed:
 please give full title as such.  In case of
 joint tenants or multiple owners, each
 party must sign.)	.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
 PROXY                  PROVIDENCE AND WORCESTER RAILROAD COMPANY
(COMMON STOCK)        Annual Meeting of Shareholders - April 29, 1998

      The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder, Orville R. Harrold and Robert J. Easton or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Common Stock of the undersigned in Providence and Worcester Railroad Company at the annual meeting of shareholders to be held on April 29, 1998 in Worcester, Massachusetts, and at any adjournments thereof, as follows:

   1.  ELECTION  OF  DIRECTORS:      FOR all nominees listed below (except
 WITHHOLD AUTHORITY to vote for al   as marked to the contrary below
        nominees listed
below  __
F. Barrett, R. Eder, W. LeDoux, C. McCollam, Jr.

   (INSTRUCTION:    To  withhold  authority  to  vote  for  any individual
nominee, write that nominee's name in the space provided  below.)

______________________________________________________________________________
   2.  PROPOSAL  TO  APPROVE  THE  APPOINTMENT  OF  DELOITTE  &
       TOUCHE LLP as  independent auditors of the Company
       		    for 1998:  __ FOR    __ AGAINST    __ ABSTAIN

   3. In their discretion, upon such other matters as may properly come before the meeting.

      This  proxy  when  properly  executed  will  be  voted in the manner
      directed herein by the undersigned stockholder.   If no  direction is
      made, this proxy will be voted for Proposals 1 and 2.

                              PLEASE DATE, SIGN AND RETURN THIS PROXY

 (Sign exactly as your name appears hereon.       	Dated:                1998
 When signing as attorney, executor,
 administrator, trustee, guardian or in
 a corporate  capacity, please                     Signed:
 give full title as such.  In case of
 joint tenants or multiple owners
 each party must sign.)	 .




   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY